Exhibit 10.35

AMENDMENT NO. 1 TO
NOTE PURCHASE AGREEMENTS

THIS AMENDMENT NO. 1, dated as of October 10, 2003 (this “Amendment”), is entered into among WILLIS LEASE FINANCE CORPORATION, a Delaware corporation, as Servicer under the Note Purchase Agreements referred to below (the “Servicer”), WILLIS ENGINE FUNDING LLC, a Delaware limited liability company (the “Issuer”), SHEFFIELD RECEIVABLES CORPORATION, as Subclass A-1 Note Purchaser (the “Subclass A-1 Note Purchaser”) and Subclass A-2 Note Purchaser (the “Subclass A-2 Note Purchaser”), FORTIS BANK (NEDERLAND) N.V., as a Subclass B-1 Note Purchaser (a “Subclass B-1 Note Purchaser”) and BARCLAYS BANK PLC, as a Subclass B-1 Note Purchaser (a “Subclass B-1 Note Purchaser”), Subclass B-2 Note Purchaser (the “Subclass B-2 Note Purchaser”; the Subclass B-2 Note Purchaser, together with the Subclass A-1 Note Purchaser, the Subclass A-2 Note Purchasers and the Subclass B-1 Note Purchaser, are sometimes referred to herein as the “Note Purchasers”), and as Purchaser’s Agent for the Note Purchasers (in such capacities, the “Purchaser’s Agent”), and amends:

(a)                                  the Amended and Restated Subclass A-1 Note Purchase Agreement dated as of December 13, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the “Subclass A-1 Note Purchase Agreement”) among the Issuer, the Servicer, the Subclass A-1 Note Purchaser and the Purchaser’s Agent;

(b)                                 the Amended and Restated Subclass B-1 Note Purchase Agreement dated as of December 13, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the “Subclass B-1 Note Purchase Agreement”) among the Issuer, the Servicer, the Subclass B-1 Note Purchasers and the Purchaser’s Agent;

(c)                                  the Subclass A-2 Note Purchase Agreement dated as of December 13, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the “Subclass A-2 Note Purchase Agreement”) among the Issuer, the Servicer, the Subclass A-2 Note Purchaser and the Purchaser’s Agent; and

(d)                                 the Subclass B-2 Note Purchase Agreement dated as of December 13, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the “Subclass B-2 Note Purchase Agreement”; and, together with the Subclass A-1 Note Purchase Agreement, the Subclass B-1 Note Purchase Agreement and the Subclass A-2 Note Purchase Agreement, the “Note Purchase Agreements”) among the Issuer, the Servicer, the Subclass B-2 Note Purchaser and the Purchaser’s Agent.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                                          Definitions.  Terms defined in the Note Purchase Agreements (or the Indenture referred to therein) and not otherwise defined herein are used herein as therein defined.

Section 2.                                          Amendment to the Subclass A-1 Note Purchase Agreement.  (a)  The definition of “Commitment Termination Date” set forth in Section 1.01 of the Subclass A-1 Note Purchase Agreement hereby is amended and restated in its entirety as follows:

“Commitment Termination Date” means September 9, 2004.

(b)                                 The last sentence of Section 2.03(b) of the Subclass A-1 Note Purchase Agreement hereby is amended and restated in its entirety as follows:

“It shall be a condition to the extension of the Commitment Termination Date that the commitment under the Subclass B-1 Note Purchase Agreement be extended to the same date.”

Section 3.                                          Amendment to the Subclass B-1 Note Purchase Agreement.  The definition of “Commitment Termination Date” set forth in Section 1.01 of the Subclass B-1 Note Purchase Agreement hereby is amended and restated in its entirety as follows:

“Commitment Termination Date” means September 9, 2004.

Section 4.                                          Amendment to the Subclass A-2 Note Purchase Agreement.  The definition of “Commitment Termination Date” set forth in Section 1.01 of the Subclass A-2 Note Purchase Agreement hereby is amended and restated in its entirety as follows:

“Commitment Termination Date” means September 9, 2004.

Section 5.                                          Amendment to the Subclass B-2 Note Purchase Agreement.  The definition of “Commitment Termination Date” set forth in Section 1.01 of the Subclass B-2 Note Purchase Agreement hereby is amended and restated in its entirety as follows:

“Commitment Termination Date” means September 9, 2004.

Section 6.                                          Representations and Warranties.  To induce the Purchaser’s Agent and the Note Purchasers to enter into this Amendment, the Issuer represents and warrants to the Purchaser’s Agent and the Note Purchasers that:

(a)                                  Representations and Warranties in Related Documents.  Each of the representations and warranties of the Issuer contained in the Related Documents to which it is a party (i) were true and correct when made and (ii) after giving effect to this Amendment, continue to be true and correct in all material respects on the date hereof (except to the extent that such representations and warranties relate expressly to an earlier date).

(b)                                 Authority.  The execution and delivery by the Issuer of this Amendment and the performance by the Issuer of its obligations under this Amendment (i) are within its power and authority, (ii) have been duly authorized by all necessary proceedings, (iii) do not and will not conflict with or result in any breach or contravention or any provision of law, statute, rule or regulation to which the Issuer is subject or any judgment, order, writ, injunction, license or permit applicable to the Issuer so as to materially adversely affect the assets, business or any activity of the Issuer, (iv) do not conflict with any provision of the certificate of formation or operating agreement of the Issuer or any material agreement or other instrument binding upon the Issuer and (v) do not and will not require any waivers, consents or approvals which has not been obtained.

(c)                                  Enforceability.  This Amendment and the Note Purchase Agreements, as amended hereby, constitute the legal, valid and binding obligations of the Issuer, enforceable against the Issuer in accordance with their respective terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

(d)                                 No Early Amortization Event.  After giving effect to this Amendment, no Early Amortization Event has occurred and is continuing.

Section 7.                                          Conditions to Effectiveness.  This Amendment shall become effective on the date when the following conditions precedent have been satisfied (such date the “Amendment Effective Date”):

(a)                                  The Purchaser’s Agent, each Note Purchaser, the Servicer and the Issuer shall have delivered to the Purchaser’s Agent an executed counterpart of this Amendment.

(b)                                 The Base Indenture shall have been amended in form, scope and substance satisfactory to the Issuer, the Indenture Trustee, the Noteholders and the Control Parties; the Purchaser’s Agent shall have received executed counterparts thereto from the Issuer, the Indenture Trustee, the Noteholders and the Control Parties; and all conditions precedent to the effectiveness of such amendment shall have been satisfied other than the effectiveness of this Amendment.

(c)                                  The representations and warranties set forth in Section 6 hereof shall be true and correct in all material respects on the date hereof and on the Amendment Effective Date.

Section 8.                                          Reference to and Effect on Note Purchase Agreements.

(a)                                  Upon the effectiveness of this Amendment, each reference in any Note Purchase Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, and each reference in the other Related Documents to any Note Purchase Agreement, shall mean and be a reference to the Note Purchase Agreements as amended hereby.

(b)                                 Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Indenture Trustee, the Purchaser’s Agent or any Note Purchaser under the Related Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Related Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

(c)                                  Nothing herein shall be deemed to entitle the Issuer to a waiver, amendment, modification or other change of any of the terms, conditions, obligations, covenants or agreements contained in the Related Documents in similar or difference circumstances.

(d)                                 This Amendment shall be a Related Document for all purposes.

Section 9.                                          Benefits of Amendment.  The terms and provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns to the extent contemplated by the Related Documents.

Section 10.                                   Interpretation.  The Section headings used in this Amendment are for convenience of reference only and shall not affect the construction hereof.

Section 11.                                   Execution in Counterparts.  This Amendment may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.  Faxed signatures of this Amendment shall be binding for all purposes.

Section 12.                                   Severability.  If any provision of this Amendment shall be held to be invalid, illegal or unenforceable under applicable law in any jurisdiction, such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability, which shall not affect any other provisions hereof or the validity, legality and enforceability of such provision in any other jurisdiction.

Section 13.                                   Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN NEW YORK.  THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS CONSENT SHALL BE TRIED AND LITIGATED ONLY IN A FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, STATE OF NEW YORK.  EACH OF THE PARTIES HERETO WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.  THE PARTIES HERETO HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS CONSENT OR ANY OF THE

TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  EACH OF THE PARTIES HERETO REPRESENTS THAT IT HAS REVIEWED THIS CONSENT AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS CONSENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

Section 14.                                   Entire Agreement.  This Amendment together with all other instruments, agreements, and certificates executed by the parties in connection herewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supercede all prior agreements, understandings, and inducements, whether express or implied, oral or written.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first set forth above.

WILLIS LEASE FINANCE CORPORATION, a Delaware corporation, as Servicer

By:	/s/ DONALD A. NUNEMAKER
	Name:	Donald A. Nunemaker
	Title:	Executive Vice President
Chief Operating Officer

WILLIS ENGINE FUNDING LLC, a Delaware limited liability company, as Issuer

By:	/s/ DONALD A. NUNEMAKER
	Name:	Donald A. Nunemaker
	Title:	Vice President

SHEFFIELD RECEIVABLES CORPORATION, as Subclass A-1 Note Purchaser and Subclass A-2 Note Purchaser

By:	Barclays Bank PLC, as Attorney in Fact

By:	/s/ DAVID LISTER
	Name:	David Lister
	Title:	Director

BARCLAYS BANK PLC, as a Subclass B-1 Note Purchaser, Subclass B-2 Note Purchaser and the Purchaser’s Agent

By:	/s/ PIERRE DULEYRIE
	Name:	Pierre Duleyrie
	Title:	Director

FORTIS BANK (NEDERLAND) N.V., as a Subclass B-1 Note Purchaser

By:	/s/ M. H. SCHIPPER
	Name:	M. H. Schipper
Title:

By:	/s/ WIJNAND TUTUARIMA
	Name:	Wijnand Tutuarima
Title: